John Cummings
Salesforce
Investor Relations
415-778-4188
jcummings@salesforce.com

Gina Sheibley
Salesforce
Public Relations
917-297-8988
gsheibley@salesforce.com

Salesforce to Adopt New Accounting Standards
Updates Prior First Quarter and Full Fiscal Year 2019 Guidance

SAN FRANCISCO, Calif. - Apr. 2, 2018 - Salesforce (NYSE: CRM), the global leader in CRM, intends to adopt Financial Accounting Standards Board accounting standards ASC 606 and ASC 340-40 using the full retrospective method beginning in its first fiscal quarter ending April 30, 2018. As a result, the company is updating its guidance for its first fiscal quarter and full fiscal year 2019 to reflect the anticipated adoption of these new accounting standards.

As previously disclosed, Salesforce will adopt the following new accounting standards:

•	Accounting Standards Codification (“ASC”) 606 “Revenue from Contracts with Customers” (“ASC 606” or “606”) and

•	ASC 340-40 “Other Assets and Deferred Costs - Contracts with Customers” (“ASC 340-40” or “340”)

For fiscal year 2017 and fiscal year 2018, ASC 606 is currently expected to have an immaterial benefit to the company’s revenue. ASC 340-40 is currently expected to materially benefit the company’s reported operating results for fiscal year 2017 and fiscal year 2018, as it requires additional types of costs to be capitalized and amortized over a longer period. The expected adoption of both standards will not impact the company’s operating cash flow.

Under the new standard, costs related to obtaining new revenue contracts are anticipated to be amortized on a straight-line basis over four years, which, although longer than the typical initial contract period, reflects the average period of benefit, including expected contract renewals. Additionally, the company expects to amortize capitalized costs for renewals and success fees paid to partners over two years. For additional information regarding the company’s policies related to these new accounting standards, refer to the company’s most recent Form 10-K filed with the Securities and Exchange Commission on March 9, 2018.

The following guidance reflects the anticipated adoption of these new accounting standards. This guidance does not reflect the financial impact from the company’s announced definitive merger agreement with MuleSoft, Inc., the financing arrangements in connection with that acquisition, or the impact of new accounting standard ASU 2016-011.

1 Accounting Standards Update 2016-01 “Financial Instruments”

Guidance as Adjusted for the Anticipated Adoption of ASC 606 and ASC 340-40

Q1 FY19 Guidance: Revenue is projected to be $2.935 billion to $2.945 billion.

GAAP diluted earnings per share is projected to be $0.12 to $0.13, while non-GAAP diluted earnings per share is projected to be $0.46 to $0.47.

Unearned revenue growth is projected to be consistent with previously guided deferred revenue growth of 23% to 24% year-over-year. Unearned revenue represents ASC 605 deferred revenue less the cumulative timing differences2 of recognized revenue from ASC 606 adoption. The company’s balance sheet presentation will be updated to include unearned revenue versus deferred revenue disclosed in prior presentations

	Q1 FY19 Guidance (as provided 2/28/18)		Q1 FY19 Guidance (606/340 adjusted)
	Low	High	Low	High
Revenue	$2.925B	$2.935B	$2.935B	$2.945B
GAAP EPS	$0.09	$0.10	$0.12	$0.13
Non-GAAP EPS	$0.43	$0.44	$0.46	$0.47

Full Year FY19 Guidance: Revenue is projected to be $12.66 billion to $12.71 billion.

GAAP diluted earnings per share is projected to be $0.91 to $0.93, while non-GAAP diluted earnings per share is projected to be $2.25 to $2.27.

The expected adoption of both standards will not impact the company’s operating cash, and as a result, the company is reaffirming its operating cash flow growth guidance of 20% to 21% year-over-year.

	FY19 Guidance (as provided 2/28/18)		FY19 Guidance (606/340 adjusted)
	Low	High	Low	High
Revenue	$12.60B	$12.65B	$12.66B	$12.71B
GAAP EPS	$0.61	$0.63	$0.91	$0.93
Non-GAAP EPS	$2.02	$2.04	$2.25	$2.27
Operating Cash Flow Growth	20%	21%	No change	No change

The preceding guidance reflects the anticipated adoption of these new accounting standards. This guidance does not reflect the financial impact from the company’s announced definitive merger agreement with MuleSoft, Inc., the financing arrangements in connection with that acquisition, or the impact of new accounting standard ASU 2016-01.

The following is a per share reconciliation of GAAP diluted earnings per share to non-GAAP diluted earnings per share guidance for the first fiscal quarter and the full fiscal year:

2 Cumulative timing differences represent the adjustments from the opening balance sheet as of February
1, 2016.

	Fiscal 2019
	Q1	FY2019
GAAP diluted EPS range*	$0.12 - $0.13	$0.91 - $0.93
Plus
Amortization of purchased intangibles	$0.09	$0.35
Stock-based expense	$0.34	$1.47
Amortization of debt discount, net	$0.01	$0.01
Less
Income tax effects and adjustments**	$(0.10)	$(0.49)
Non-GAAP diluted EPS***	$0.46 - $0.47	$2.25 - $2.27

Shares used in computing basic net income per share (millions)	730	742
Shares used in computing diluted net income per share (millions)	757	763
* The Company's GAAP tax provision is expected to be 15.0% for the three months ended April 30, 2018 and 13.5% for the twelve months ended January 31, 2019. The Company's GAAP diluted EPS excludes the effect of ASU 2016-01.
** The Company's Non-GAAP tax provision uses a long-term projected tax rate of 21.5%, which reflects currently available information and could be subject to change.
*** Non-GAAP diluted EPS excludes the effect of ASU 2016-01.

About Salesforce
Salesforce, the global leader in CRM, empowers companies to connect with their customers in a whole new way. Salesforce has headquarters in San Francisco, with offices in Europe and Asia, and trades on the New York Stock Exchange under the ticker symbol "CRM." For more information about Salesforce, visit: www.salesforce.com.

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"Safe harbor" statement under the Private Securities Litigation Reform Act of 1995: This press release contains forward-looking statements about our financial results, which may include expected GAAP and non-GAAP financial and other operating and non-operating results, including revenue, net income, diluted earnings per share, operating cash flow growth, operating margin improvement, unearned revenue (previously referred to as deferred revenue) growth, expected revenue growth, expected tax rates, stock-based compensation expenses, amortization of purchased intangibles, amortization of debt discount and shares outstanding. The achievement or success of the matters covered by such forward-looking statements involves risks, uncertainties and assumptions. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, the company’s results could differ materially from the results expressed or implied by the forward-looking statements we make.

The risks and uncertainties referred to above include - but are not limited to - risks and uncertainties associated with the company’s anticipated acquisition of MuleSoft, Inc., including when and whether the transaction closes and related financing arrangements; risks associated with the effect of general economic and market conditions; the impact of foreign currency exchange rate and interest rate fluctuations on our results; our business strategy and our plan to build our business, including our strategy to be the leading provider of enterprise cloud computing applications and platforms; the pace of change and innovation in enterprise cloud computing services; the competitive nature of the market in which we participate; our international expansion strategy; our service performance and security, including the resources and costs required to prevent, detect and remediate potential security breaches; the expenses associated with new data centers and third-party infrastructure providers; additional data center capacity; real estate and office facilities space; our operating results and cash flows; new services and product features; our strategy of acquiring or making investments in complementary businesses, joint ventures, services, technologies and intellectual property rights, including the anticipated acquisition of MuleSoft; the performance and fair value of our investments in complementary businesses through our strategic investment portfolio; our ability to realize the benefits from strategic partnerships and investments; our ability to successfully integrate acquired businesses and technologies, including the operations of MuleSoft; our ability to continue to grow and maintain unearned revenue and remaining transaction price (previously referred to as deferred revenue and unbilled deferred revenue); our ability to protect our intellectual property rights; our ability to develop our brands; our reliance on third-party hardware, software and platform providers; our dependency on the development and maintenance of the infrastructure of the Internet; the effect of evolving domestic and foreign government regulations, including those related to the provision of services on the Internet, those related to accessing the Internet, and those addressing data privacy and import and export controls; the valuation of our deferred tax assets; the potential availability of additional tax assets in the future; the impact of new accounting pronouncements and tax laws, including the U.S. Tax Cuts and Jobs Act, and interpretations thereof; uncertainties affecting our ability to estimate our non-GAAP tax rate; the impact of expensing stock options and other equity awards; the sufficiency of our capital resources; factors related to our outstanding convertible notes, revolving credit facility, term loan and loan associated with 50 Fremont; compliance with our debt covenants and capital lease obligations; current and potential litigation involving us; and the impact of climate change.

Further information on these and other factors that could affect the company’s financial results is included in the reports on Forms 10-K, 10-Q and 8-K and in other filings we make with the Securities and Exchange Commission from time to time. These documents are available on the SEC Filings section of the Investor Information section of the company’s website at www.salesforce.com/investor.

Salesforce.com, inc. assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

© 2018 salesforce.com, inc.  All rights reserved.  Salesforce and other marks are trademarks of salesforce.com, inc.  Other brands featured herein may be trademarks of their respective owners.

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Non-GAAP Financial Measures: This press release includes information about non-GAAP diluted earnings per share and non-GAAP tax rates (collectively the “non-GAAP financial measures”). These non-GAAP financial measures are measurements of financial performance that are not prepared in accordance with U.S. generally accepted accounting principles and computational methods may differ from those used by other companies. Non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with the company’s consolidated financial statements prepared in accordance with GAAP. Management uses both GAAP and non-GAAP measures when planning, monitoring, and evaluating the company’s performance.

The primary purpose of using non-GAAP measures is to provide supplemental information that may prove useful to investors and to enable investors to evaluate the company’s results in the same way management does. Management believes that supplementing GAAP disclosure with non-GAAP disclosure provides investors with a more complete view of the company’s operational performance and allows for meaningful period-to-period comparisons and analysis of trends in the company’s business. Further, to the extent that other companies use similar methods in calculating non-GAAP measures, the provision of supplemental non-GAAP information can allow for a comparison of the company’s relative performance against other companies that also report non-GAAP operating results.

Non-GAAP diluted earnings per share excludes, to the extent applicable, the impact of the following items: stock-based compensation, amortization of acquisition-related intangibles, the net amortization of debt discount on the company’s convertible senior notes, and gains/losses on company-initiated acquisitions of entities in which the company held an equity investment, as well as income tax adjustments. These items are excluded because the decisions that give rise to them are not made to increase revenue in a particular period, but instead for the company’s long-term benefit over multiple periods.

Specifically, management is excluding the following items from its non-GAAP earnings per share, as applicable, for its non-GAAP estimates for Q1 and FY19:

•
Stock-Based Expenses: The company’s compensation strategy includes the use of stock-based compensation to attract and retain employees and executives. It is principally aimed at aligning their interests with those of our stockholders and at long-term employee retention, rather than to motivate or reward operational performance for any particular period. Thus, stock-based compensation expense varies for reasons that are generally unrelated to operational decisions and performance in any particular period.

•
Amortization of Purchased Intangibles and Acquired Leases: The company views amortization of acquisition-related intangible assets, such as the amortization of the cost associated with an acquired company’s research and development efforts, trade names, customer lists and customer relationships, and acquired lease intangibles, as items arising from pre-acquisition activities determined at the time of an acquisition. While these intangible assets are continually evaluated for impairment, amortization of the cost of purchased intangibles is a static expense, one that is not typically affected by operations during any particular period.

•
Amortization of Debt Discount: Under GAAP, certain convertible debt instruments that may be settled in cash (or other assets) on conversion are required to be separately accounted for as liability (debt) and equity (conversion option) components of the instrument in a manner that reflects the issuer’s non-convertible debt borrowing rate. Accordingly, for GAAP purposes we are required to recognize imputed interest expense on the company’s $1.15 billion of convertible senior notes due 2018 that were issued in a private placement in March 2013. The imputed interest rate was approximately 2.5% for the convertible notes due 2018, while the actual coupon interest rate of the notes is 0.25%. The difference between the imputed interest expense and the coupon interest expense is excluded from management’s assessment of the company’s operating performance because management believes that this non-cash expense is not indicative of ongoing operating performance.

•
Gains on Acquisitions of Strategic Investments: The company views gains on sales of its strategic investments resulting from acquisitions initiated by the company in which an equity interest was previously held as discrete events and not indicative of operational performance during any particular period.

•
Income Tax Effects and Adjustments: The company utilizes a fixed long-term projected non-GAAP tax rate in order to provide better consistency across the interim reporting periods by eliminating the effects of items such as changes in the tax valuation allowance and tax effects of acquisitions-related costs, since each of these can vary in size and frequency. When projecting this long-term rate, the company evaluated a three-year financial projection that excludes the direct impact of the following non-cash items: stock-based expenses, amortization of purchased intangibles and acquired leases, amortization of debt discount, and gains on acquisitions of strategic investments. The projected rate also assumes no new acquisitions in the three-year period, and considers other factors including the company’s expected tax structure, its tax positions in various jurisdictions and key legislation in major jurisdictions where the company operates. For fiscal 2019, after evaluating the anticipated impact of ASC 606 and ASC 340-40, the company has determined that its projected non-GAAP tax rate of 21.5 percent remains appropriate, which reflects currently available information, including the anticipated impact of the Tax Act and interpretations thereof, as well as other factors and assumptions. This non-GAAP tax rate could be subject to change for a variety of reasons, including the company’s ongoing analysis of the Tax Act over the measurement period, the rapidly evolving global tax environment, significant changes in the geographic earnings mix including due to acquisition activity, or other changes to the company’s strategy or business operations. The company will re-evaluate its long-term rate as appropriate.

The company defines the non-GAAP measure free cash flow as GAAP net cash provided by operating activities, less capital expenditures. For this purpose, capital expenditures does not include our strategic investments, nor does it include any costs or activities related to our purchase of 50 Fremont land and building, and building - leased facilities.